                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    March 18, 1997
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                          Stevens International, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                  1-9603                75-2159407
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(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                  File Number)        Identification No.)


                 5500 Airport Freeway, Fort Worth, Texas 76117
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          (Address of principal executive offices)        (Zip Code)


 Registrant's telephone number, including area code       (817) 831-3911
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 18, 1997, Stevens International, Inc., a Delaware corporation (the "Company") and Bernal International, Inc., a Michigan corporation ("Purchaser"), entered into and consummated an Asset Purchase Agreement (the "Agreement") whereby the Company sold and Purchaser purchased substantially all of the assets of the Bernal division of the Company including the product technology and related intangibles. Through the Bernal division, the Company engaged in the business of designing, manufacturing, distributing and selling machinery and related equipment, dies and support services for the package printing and consumer products related industries at the Company's facility in Rochester Hills, Michigan. The aggregate proceeds received by the Company in the transaction were approximately $15,000,000 in cash plus the assumption of approximately $5,000,000 in liabilities and trade payables. The acquisition consideration for the transaction was determined by negotiations between the parties to the Agreement.

     To the best knowledge of the Company, there is no material relationship between Purchaser and the Company or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not Applicable.

     (b)  Pro forma Financial Information for the Transaction.(1)

               (i)  Pro forma Condensed Balance Sheet.

               (ii) Pro forma Condensed Consolidated Statement of Income.

     (c)       Exhibits.

     The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                   Description
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     2 Asset Purchase Agreement, dated March 18, 1997, by and between Stevens International, Inc. and Bernal International, Inc. (2)
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     (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

     (2)  Filed herewith.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 STEVENS INTERNATIONAL, INC.



Date:  March 28, 1997                      By: /s/ George A. Wiederaenders
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                                                   George A. Wiederaenders
                                                   Vice President, Treasurer &
                                                   Chief Accounting Officer

                               INDEX TO EXHIBITS

 Exhibit
 Number                          Description of Exhibit
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     2 Asset Purchase Agreement, dated March 18, 1997, by and between Stevens International, Inc. and Bernal International, Inc. (1)
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     (1)  Filed herewith.